SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2000

                                 Cox Radio, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)



                               1-12187 58-1620022
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        (Commission File Number) (I.R.S. Employer Identification Number)


                           1400 Lake Hearn Drive
                             Atlanta, Georgia                     30319
               ---------------------------------------         -------------
               (Address of principal executive offices)         (Zip Code)


                                 (404) 843-5000
                             -----------------------
              (Registrant's telephone number, including area code)





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Item 2.           Acquisition or Disposition of Assets

         On August 30, 2000, Cox Radio, Inc. (the "Company") acquired from Clear Channel Communications, Inc. ("Clear Channel") three FM stations serving Houston, Texas and three FM stations and one AM station serving Richmond, Virginia for a total consideration of $380 million in cash (the "Acquisition"). The stations acquired include KKBQ-FM, KKTL-FM and KLDE-FM (Cox Radio acquired the format of KLDE-FM and the license for KTBZ-FM. Clear Channel will retain the license for KLDE-FM.) serving the Houston market and WKHK-FM, WMXB-FM, WKLR-FM and WTVR-AM serving the Richmond market. There are no material relationships between the Company and Clear Channel or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer. The Company used general corporate funds to make the Acquisition.

Item 5.           Other Events

         The Company issued a press release dated August 30, 2000 (attached as Exhibit 99.2 to this filing) announcing the completion of the Acquisition.

         The Company issued a press release dated August 25, 2000 (attached as Exhibit 99.1 to this filing) relating to the completion of a previously announced transaction with AMFM, Inc. under which the Company acquired the plant and equipment, intangible assets and FCC broadcast licenses of WEDR-FM in Miami, Florida; WFOX-FM in Atlanta, Georgia; WFYV-FM, WAPE-FM, WBWL-AM, WKQL-FM,WMXQ-FM and WOKV-AM in Jacksonville, Florida; WEFX-FM, WNLK-AM, WKHL-FM and WSTC-AM in Stamford/Norwalk, Connecticut; and WPLR-FM and local sales rights at WYBC-FM in New Haven, Connecticut in exchange for the plant and equipment, intangible assets and FCC broadcast licenses of KFI-AM and KOST-FM in Los Angeles, California and approximately $3 million in cash (the "AMFM Transaction").

         The  Company  also  issued a press  release  dated  September  5,  2000
(attached as Exhibit 99.3 to this filing) relating to the completion of a previously announced acquisition of the capital stock of Midwestern Broadcasting Company, Inc. which owns WALR-FM serving the Atlanta market for $280 million in cash (the "Midwestern Transaction").

Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of businesses required:

         The Company has filed on Form 8-K dated April 19, 2000 financial statements for the AMFM Transaction for the years ended December 31, 1999 and 1998.

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         The  Company  has not filed with this  initial  report  the  additional financial statements required by Item 7 in connection with the Acquisition and the AMFM Transaction. The Company will file by amendment the required financial statements not later than 60 days after the date this form 8-K must be filed.

         Financial statements for the Midwestern Transaction are not required.

         (b)      Pro forma financial information:

         The Company has filed on Form 8-K dated April 19, 2000 pro forma financial information for the AMFM Transaction for the years ended December 31, 1999 and 1998.

         The Company has not filed with this initial report the additional pro forma financial information required by Item 7 in connection with the Acquisition and the AMFM Transaction. The Company will file by amendment the required pro forma financial information not later than 60 days after the date this Form 8-K must be filed.

         Pro forma financial information for the Midwestern Transaction is not required.

         (c)      Exhibits

                  99.1     Press Release dated August 25, 2000.

                  99.2     Press Release dated August 30, 2000.

                  99.3     Press release dated September 5, 2000.



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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Cox Radio, Inc.

  Dated:   September 11, 2000               By:/s/ Neil O. Johnston
                                               --------------------------
                                               Name: Neil O. Johnston
                                               Title: Chief Financial Officer